UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 16, 2021

Date of Report (Date of earliest event reported)

INDUS REALTY TRUST, INC.

(Exact name of registrant as specified in charter)

Maryland	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matter to a Vote of Security Holders.

(a)	Annual Meeting of Stockholders of INDUS Realty Trust, Inc.: June 16, 2021

(b)

Proposal 1: Election of Directors. The following persons were elected as Directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified, representing all of the directors:

1) Mr. David R. Bechtel was elected a Director with 5,748,921 votes for, 90,170 against and 190 abstentions.

2) Mr. Frederick M. Danziger was elected a Director with 5,793,657 votes for, 45,435 against and 189 abstentions.

3) Mr. Gordon F. DuGan was elected a Director with 5,793,454 votes for, 45,637 against and 190 abstentions.

4) Mr. Michael S. Gamzon was elected a Director with 5,836,845 votes for, 2,369 against and 67 abstentions.

5) Mr. Jonathan P. May was elected a Director with 5,755,516 votes for, 83,677 against and 88 abstentions.

6) Ms. Molly North was elected a Director with 5,825,387 votes for, 13,826 against and 68 abstentions.

7) Ms. Amy Rose Silverman was elected a Director with 5,834,882 votes for, 4,331 against and 68 abstentions.

8) Mr. Albert H. Small, Jr. was elected a Director with 5,832,570 votes for, 6,643 against and 68 abstentions.

9) Mr. Ardevan Yaghoubi was elected a Director with 5,837,477 votes for, 1,736 against and 68 abstentions.

There were 485,519 broker non-votes for each nominee.

Proposal 2: The selection of RSM US LLP as INDUS’s independent registered public accountants for fiscal 2021 was ratified with 6,319,846 votes for, 3,378 votes against and 1,576 abstentions.

Proposal 3: The approval, on an advisory (non-binding) basis, of a resolution approving the compensation of INDUS’s named executive officers was approved with 5,823,478 votes for, 3,140 votes against, 12,663 abstentions, and 485,519 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS REALTY TRUST, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Date: June 21, 2021		Executive Vice President and Chief Financial Officer